UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: February 7, 2018

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

Dala Petroleum Corp.

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Annual Report for the fiscal year ended September 30, 2017, which is incorporated herein by reference in Item 9.01 below. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and its wholly-owned subsidiary, KonaTel, Inc., a Nevada corporation (“KonaTel”).

CAUTIONARY STATEMENTS

Our common stock will continue to trade on the OTC Markets Group OTC Pink Tier (respectively, the “OTC Markets” and the “OTC Pink Tier”) under our current trading symbol, “DALP,” until our filing with the Financial Industry Regulatory Authority (“FINRA”) for a new trading symbol related to our name change has been fully reviewed, completed and accepted, and there is an announcement by FINRA to the markets of an effective date of the new name and a new trading symbol.  See Item 5.03 below.

We have a limited public float of 1,592,286 shares of our outstanding common stock, and there has been no established trading market in our common stock during the past three years. These factors may result in uncertainty and volatility in the trading price of our common stock that may not have any relation to our current or future prospects.  On or about September 29, 2017, our Application for continued quotation of our common stock on the OTC Markets OTCQB Tier (the “OTCQB Tier”) was not approved because of our limited public float and the high concentration of the ownership in our common stock in one entity. With the December 18, 2017, closing of the merger whereby we acquired KonaTel, Inc., a Nevada corporation (respectively, “KonaTel Nevada” and the “KonaTel Merger”), this high concentration of ownership in our common stock in limited holders has now increased and is now held by the entity referenced (“M2 Equity Partners, LLC, a Minnesota limited liability company [“M2”]) and the sole shareholder of KonaTel Nevada (an aggregate of 25,600,000 shares of a total outstanding shares of 27,192,286 shares or approximately 94% of our outstanding shares).  For additional information about the KonaTel Merger, see our 8-KA Current Report dated November 15, 2017, which was filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2017, and which is incorporated herein by reference in Item 9.01 below (the “KonaTel Merger 8-K”).  No further Application can be made by us to the OTC Markets for further consideration of quotations of our common stock on the OCTQB Tier for at least six (6) months from the denial of our recent application, or on or about March 31, 2018.

The information contained in this Current Report responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01	Financial Statements and Exhibits.

Item 1.01 Entry into Definitive Material Agreement.

We entered into an Agreement for the Purchase and Sale of Membership Interest dated as of February 5, 2018 (the “PSMI”), with the transaction documents being deposited in escrow on February 7, 2018, respecting the acquisition of 100% of the membership interest in IM Telecom, LLC, an Oklahoma limited liability company (“IM Telecom”), from its sole owner, Trevan Morrow (“Mr. Morrow”).  The principal asset of IM Telecom is a “Lifeline Program” license (a Federal Communications Commission [“FCC”] approved Compliance Plan), the transfer of ownership of which requires prior approval of the FCC.  If the transfer of the beneficial ownership of the Lifeline Program license to us is approved by the FCC prior to April 30, 2018, or a later date, if agreed by the parties to the transaction, there will be a closing under PSMI, and we will acquire 100% of the membership interest in IM Telecom.  The IM Telecom transaction documents will then be filed by us as Exhibits to an amendment to this Current Report or as Exhibits to our 10-K Transition Report for the fiscal year ended December 31, 2018, which will be filed with the SEC on or before March 31, 2018.  If there is no closing under the PSMI, the IM Telecom transaction documents held in escrow shall be deemed null and void, with the exception that IM Telecom will be indebted to us for our advances made to it as outlined below.  The Lifeline Program is an FCC program that provides subsidized, fixed or mobile, telecommunications services to low-income households.  We currently offer “Lifeline (virtual)” services, primarily in the State of California, as a virtual eligible telecommunications carrier (“VETC”) under another wireless company.  IM Telecom is an eligible telecommunications carrier (“ETC”) with an FCC approved Compliance Plan, and authorized to operate as a Lifeline provider in Oklahoma, Georgia, South Carolina, Vermont, Wisconsin, Nevada and Maryland.  The purchase price of the 100% membership interest is nominal; however, IM Telecom has approximately $467,000 in liabilities, and pending FCC approval, as to which no assurance can be given, we have agreed to advance the following funding to IM Telecom, for which IM Telecom has executed a promissory note, pending a closing or abandonment of the PSMI transaction: $70,000 on or before February 7, 2018 (this sum has been paid to IM Telecom by us); $34,313.85 on or before March 1, 2018; and $34,313.85 on or before April 1, 2018.  If the FCC approves the transfer of the license to us under the PSMI and if there is a closing, we intend to engage the services of Mr. Morrow for a ninety (90) day transition period in consideration of equity compensation in the form of an incentive stock option to acquire shares of our common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Article II, Section 1 of our Bylaws provides that the number of directors who shall constitute our whole Board of Directors shall be such number as the Board of Directors may designate, and in the absence of any such designation, such number shall be three (3) members.  Our Board of Directors was set at two (2) members at the closing of the KonaTel Merger.  Effective February 12, 2018, our current Board of Directors unanimously set the number of members of our Board of Directors at five (5) members.

On February 12, 2018, we appointed Terry Addington, Robert Beaty and Dennis E. Miller to serve on our Board of Directors.  The wealth of telecommunications industry experience and business acumen of these gentlemen will provide our Board of Directors will valuable and independent guidance.  As part of their designation as directors, each of these new directors will receive a monthly cash payment of $2,000; and a quarterly stock option grant of 25,000 shares of our common stock, with the shares vesting on the date of the grant and being valued at 110% of the fair market value or the closing price of our common stock on the date of the grant.

Terry Addington.  Mr. Addington is 65 years of age and was the Chairman and CEO of SI Wireless, SI Spectrum and Twigby from late 2009 until his recent retirement on January 1, 2018.  Mr. Addington has had a distinguished 30 year career in the Wireless Industry, having entered the industry in 1984.  In 1990, Mr. Addington was involved in the founding of the entity that would become First Cellular of Southern Illinois.  While at First Cellular, Mr.

Addington succeeded in making the company a leader not only in the rural carrier community, but in the broader wireless industry as well.  He was a 12 year Director of both the Cellular Telecommunications and Internet Association (CTIA) and the Rural Cellular Association (“RCA,” now “CCA”).  In 2004 – 2005 period, he served as Chairman of the Board of CTIA, and in 2001 – 2002 period, he served as Chairman of the Board of RCA.

Mr. Addington is the recipient of numerous honors and distinctions for his work in federal and state legislative, regulatory and policy matters, including the prestigious Wireless Industry Presidents Award, presented by CTIA in 1995, as well as the GTE Mobilnet Presidents Award. He has served on several early stage company Boards of Directors and was a past Consultant to Vantage Marketplace, LLC, a subsidiary of Goldman Sachs.  His civic involvement activities include several years on the Board of Directors of the Illinois Telecommunications Association (ITA) and the Rend Lake College foundation and six (6) years as a Commissioner of the Mount Vernon, Illinois Economic Development Commission.

Mr. Addington was born and raised in Seattle, Washington, and earned a degree in Economics from Central Washington State University, Ellensburg, Washington.

Robert Beaty.  Mr. Beaty is 49 years of age and is currently the President of AGS Construction Inc., a premier reconstruction company in Denver Metropolitan area.  Previously, he was the founder and CEO of Impact Telecom, a leader in the telecommunications market, which focused on delivering flexible and effective solutions to carriers, businesses and homes.  Impact Telecom is comprised of a family of brands all dedicated to innovation, affordability and execution.

Mr. Beaty brings 23 years of experience in telecommunications and managing wholesale and commercial customer bases. Prior to starting Impact Telecom in 2005, he served as the Senior Vice President of Sales for ICG Communications. He helped guide ICG through bankruptcy, and was a valued member of the senior executive team tasked with growing and managing the customer base.

He earned a B.A. in Psychology from the University of Kansas and his M.B.A. in Business Administration from Webster University.

Dennis E. Miller.  Mr. Miller is 58 years of age and is currently serving on the Board of Directors of New Ulm Telecom, Inc., a diversified communication company headquartered in New Ulm, Minnesota (“New Ulm Telecom”).  New Ulm Telecom is a publicly-held reporting company under the Exchange Act whose shares are traded on the OTC Markets Group OTCQB under the trading symbol “NULM.”  Mr. Miller has been an Independent Director of New Ulm Technology since 2009.  From 1995 to 2007, he has also served as the President and CEO of Midwest Wireless Holdings in Mankato, Minnesota, where he was responsible for strategic development, including consolidating partnerships; identifying, financing, acquiring and integrating new markets; integrating multiple network technologies; and innovating product development and deployment. Mr. Miller led Midwest Wireless from a start-up company, culminating in successfully completing its sale to Alltel Wireless for $1.075 billion. Mr. Miller also served as Vice President - Minnesota Operations, for Pacific Telecom Cellular, Appleton, Wisconsin, from 1990 to 1995, where he was responsible for all operational aspects of five (5) Rural Service Area partnerships that combined to form Minnesota Wireless.  He also has prior business experience in sales, including leading sales teams and developing sales and distribution programs and processes.

Mr. Miller brings to the Board his experience on numerous other Boards and his wireless telecommunications experience, along with his experience in regulatory and legislative affairs, at both the state and federal level, and his participation on business and industry Boards.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to our Certificate of Incorporation.

Effective February 5, 2018 in the State of Delaware, we amended our Certificate of Incorporation to change our name to “KonaTel, Inc.” to coincide with our current principal business operations succeeded to at the closing of the KonaTel Merger.  See Exhibit 3(ii) filed herewith and the KonaTel Merger 8-K referenced in Item 9.01 below.  We have requested a new trading symbol for our common stock on the OTC Markets Group, which currently trades under the trading symbol “DALP,” and which will be assigned to us and publicly announced on completion of the review of our related filing with FINRA.

Item 9.01 Financial Statements and Exhibits.

 (d)

Exhibits

3(i)	Amended Certificate of Incorporation

Exhibits incorporated by reference:

10-K Annual Report for the fiscal year ended September 30, 2017, and filed with the SEC on February 1, 2018.

8-KA Current Report dated November 15, 2017, and filed with the SEC on December 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: February 12, 2018	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director

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